UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2025, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) announced James Whitlinger has been appointed as Executive Vice President and Chief Financial Officer, effective January 1, 2025.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. Whitlinger, age 56, is a 10-year employee of Freddie Mac. He has served as Freddie Mac’s Senior Vice President, Single-Family Chief Financial Officer since 2014, and most recently as Freddie Mac’s Interim Chief Financial Officer since June 29, 2024. Mr. Whitlinger has worked in the real estate finance industry for over 30 years, including as Senior Vice President at Univest Bank and Trust Co. and served as Executive Vice President and Chief Financial Officer at GMAC ResCap, Inc.
Freddie Mac has entered into a Memorandum Agreement with Mr. Whitlinger, which provides for his employment as Executive Vice President and Chief Financial Officer of Freddie Mac. A copy of the Memorandum Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Federal Housing Finance Agency, Freddie Mac’s conservator, has approved the terms of this Memorandum Agreement and consulted with the U.S. Department of the Treasury.
The terms of this Memorandum Agreement provide that:
•Mr. Whitlinger is eligible to participate in Freddie Mac’s Executive Management Compensation Program, which is filed as Exhibit 10.3 to Freddie Mac’s Quarterly Report on Form 10-Q filed on November 8, 2022, and is incorporated herein by reference. For a description of this program, see Freddie Mac’s Annual Report on Form 10-K filed on February 14, 2024 (the “2023 Annual Report”).
•Mr. Whitlinger’s annualized Target Total Direct Compensation will be $2,400,000, consisting of Base Salary of $600,000, Fixed Deferred Salary of $1,080,000, and At-Risk Deferred Salary of $720,000. His At-Risk Deferred Salary is subject to reduction based on corporate and individual performance. For a description of the determination of At-Risk Deferred Salary, see the 2023 Annual Report.
•To participate in the Executive Management Compensation Program, Freddie Mac has entered into a Recapture and Forfeiture Agreement (“Recapture Agreement”) with Mr. Whitlinger. A copy of the Recapture Agreement is filed as Exhibit 10.18 to Freddie Mac’s Annual Report on Form 10-K filed on February 16, 2017, and is incorporated herein by reference. For a description of this Recapture Agreement, see the 2023 Annual Report.
Freddie Mac has entered into a Restrictive Covenant and Confidentiality Agreement with Mr. Whitlinger. A copy of the form of the Restrictive Covenant and Confidentiality Agreement between Freddie Mac and executive officers is filed as Exhibit 10.2 to Freddie Mac’s Quarterly Report on Form 10-Q filed on July 29, 2021, and is incorporated herein by reference. For a description of this Restrictive Covenant and Confidentiality Agreement, see the 2023 Annual Report.
Freddie Mac will enter into an indemnification agreement with Mr. Whitlinger. A copy of the form of the Indemnification Agreement between Freddie Mac and executive officers is filed as Exhibit 10.27 to Freddie Mac’s Annual Report on Form 10-K filed on February 10, 2022, and is incorporated herein by reference. For a description of this indemnification agreement, see the 2023 Annual Report.
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Freddie Mac Form 8-K

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, dated December 30, 2024, between Freddie Mac and James Whitlinger†
10.2	2022 Executive Management Compensation Program (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q filed on November 8, 2022)†
10.3	Executive Management Compensation Program Recapture and Forfeiture Agreement (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K filed on February 16, 2017)†
10.4
Form of Restrictive Covenant and Confidentiality Agreement between the Federal Home Loan Mortgage Corporation and Executive Officers (incorporated by reference to Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q filed on July 29, 2021)†

10.5
Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Executive Officers (incorporated by reference to Exhibit 10.27 to the Registrant's Annual Report on Form 10-K filed on February 10, 2022)†

99.1	Press Release, dated January 7, 2025, issued by Freddie Mac
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP & General Counsel
Date: January 7, 2025

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Freddie Mac Form 8-K